December 2004 www.ctscorp.com EXHIBIT 99.1

Safe Harbor Statement

Additional Information

CTS Corporation EMS Operations Global Operations Electronic Components Automotive Sensors

Business Model Profitability Growth Corporate Strategies Seek high-growth niche markets Focus on "design to purpose" products and services Leverage technology to create differentiated products Grow through product and market extensions Core Strengths Application engineering Materials technology Manufacturing execution Low-cost production Continuous product cost reduction Global footprint

Segments Automotive Communications Mobile Computer Communications Infrastructure Other Segments and Markets Electronic Components and Sensors Electronics Manufacturing Services Markets 50% 50% 9% 38% 7% 25% 21% * Data based on YTD September 2004 25% 7% 6% 4% 8% 15% 34% 1%

Five-Year Business Growth Targets Automotive Sensors Electronic Components Electronics Manufacturing Services 14 - 21% 3 - 6% 6 - 12% 7 - 10% 3 - 6% 6 - 12% 7 - 13% Market Growth Sales Growth Overall Product/Market Area $700 - $750 million in sales 8 - 10 % Operating Earnings as % of Sales Gross Margins Flat Improving Flat Improving (2002 - 2007) Expect Higher Short-Term Growth

Automotive Sensors Growth Strategy Aggressively expand product base. Leverage product/market strength into Asian market. Broaden customer base. 2002 2007 $116 M $240+ M Double Sales in Five Years! Sales Growth Unit growth ( N.A. & Eur.) 1 - 3 % Content growth ($/vehicle) 10 - 12 % Asian expansion 3 - 6 % Total (CAGR) 14 - 21%

Growing Sensor Content 2004 2005 2006 2007 North America & Europe 3.28 3.71 4.25 4.88 Six new product categories in development pipeline. Growing customer penetration. CTS Sales North America and Europe 15%+ Growth Rate

Belt Tension Sensor Won 22 Platforms U.S. regulations require 100% of all new light vehicles to have enhanced occupancy sensing systems by 2006. 2003 2004 2005 2006 2007 2008 SAM 12.5 47 78 81 81 CTS Target Sales 1.9 9.3 29.9 28.3 23.7 23.3 Captured 1.9 9.3 25.5 23.3 19.8 20.3 30+% Market Share $12.5 $33.4 $79.5 $78.0 $69.1 $62.6 Served Available Market CTS' Belt Tension Sensor provides superior measurement accuracy

Accelerator Pedal Module 2003 2004 2005 2006 2007 2008 SAM 83.3 122.4 159.3 187.1 212.7 217.1 CTS Target Sales 8.9 13.5 21.6 40.2 72.5 100.8 Captured 8.9 13.5 21.3 30.5 37.7 38.7 Trend to "integrated pedals" $ in millions Won 22 Platforms. $150.0 $223.0 $266.0 $305.0 $326.0 $363.0 Served Available Market (Including Pedal Sensors) CTS Accelerator Pedal Modules Offer Performance, Quality and Cost Advantages

Manifold Actuator Winning Positions on New Engines Trend toward active manifolds driven by: Lower emissions requirements. Improved vehicle performance. 30% of North American vehicles will have active manifolds by 2007. 2003 2004 2005 2006 2007 2008 SAM 41 45 64 90 98 106 CTS Target Sales 3 3 3 14.8 23 26.4 Captured 3 3 3 7.3 10.5 13.6 $20.0 $23.0 $26.0 $35.0 $57.0 $80.0 Served Available Market (North America Only) CTS' innovative solution provides performance and reliability advantages.

Automotive Business Expansion in Asia Started Throttle Position Sensor Production in Taiwan (2002) 2001 2002 2003 Units 0.8 1.4 2.3 China Light Vehicle Sales Started Accelerator Pedal and Fuel Sensor Assembly Production in China (2004) Light Vehicle Sales in China Expected to Grow To 5.6 Million Units By 2010

Communications Components 2002 2007 Communications Handsets 0.6 0.08 Communications Infrastructure 0.17 0.66 Other 0.23 0.26 Managing Mix Changes to Improve Margins. Handsets Handsets Infrastructure Infrastructure Other Other

Communications Components - Infrastructure Growth 2002 2003 2004 Forecast 15.6 17.9 24.8 2005 New Design Wins 7 New Module Design Wins Drive $7 Million Incremental Revenue Growth. Growing Share In Custom Frequency Products New Module Products Winning in the Market Solid Growth in Flat Market 39% Growth 15% Growth

Introduction of Resistor/Capacitor devices. In production for over 55 different platforms. Production pending on 70 more. 150 Design Wins ClearONE(tm) Terminators 2003 2004 2005 2006 2007 2008 ClearOne 4 7.6 8.9 10 12 14 $ in Millions CTS Target Sales Integrated termination and filtering offers performance, size and cost advantages.

CTS Electronics Manufacturing Services Global Capability Target high mix/low to medium volume customers. Offer full-service flexibility. Leverage geographic footprint. Global sourcing. Local NPI ? global completion. Strategy Industry-leading Turns and Cash Cycle

CTS EMS Growth 2003 2004 EMS Industry 0.08 0.12 CTS 0.12 0.26 Percent of Revenue Growth 2003 2004 2005 New Customers 3 15 45 $ in millions Target Sales From New Customers 18 new customers in last 12 months Global service model driving growth

The Deal $14.20 to $15.00 per share plus assume SMTEK debt. Final per share price depends upon CTS stock performance within specific trading day periods. Total Enterprise Value is expected around $60 million. 75% / 25% cash / stock for SMTEK shares (requires approximately 741,000 CTS shares at $13.00). Subject to SMTEK shareholder approval. Expected to close in Q1 2005. CTS to Acquire SMTEK

Who is SMTEK? NASDAQ listed, Ticker "SMTI" EMS Company offering full turnkey solutions Design, supply-chain management, manufacturing $93M Revenue in FY2004 (ended June 2004) Operations in Moorpark, CA; Santa Clara, CA; Marlborough, MA and Bangkok, Thailand Over 270,000 sq. ft. manufacturing space

Who is SMTEK? Extensive capability in design for manufacture and test, printed circuit board assembly, and box build operations. 14 PCBA or automated SMT lines, including screen and stencil printers, high-speed pick and place, SMT placements, chip shooters and convection reflow ovens. Focused on customers with high-mix, complex product needs. FDA, COMSEC, PMI, IPC-EMS certifications. ISO 9001:2000, AS-9000, ISO 13485:2003. Primary markets are medical, industrial, security, telecom, and aerospace and defense. Over 25 major customers. Top ten provide 73% of revenue.

SMTEK Facilities Bangkok 42K sq ft Santa Clara 45K sq ft Moorpark 115K sq ft Marlborough 70K sq ft

SMTEK State-of-the-Art Manufacturing Operations Manufacturing and process controls established globally throughout all facilities for ease of product transfers and operating efficiencies.

SMTEK Electro-mechanical / Box Build Assembly Integrated manufacturing of complete product and box build capability throughout all operations.

SMTEK Financials Fiscal Year (ends June 30) 2004 09/04 Qtr. End Sales Gross Margin - $ - % Operating Earnings - $ - % Sales To: U.S. Foreign $ 93.3 $ in Millions $ 11.5 $ 3.0 12.3% 89% 3.2% 11% $ 29.9 $ 3.7 $ 1.7 12.4% 5.7 % N/A N/A EBITDA - $ - % $ 4.8 5.1% $ 2.1 7.0%

Strategy Strengthen our position as a provider of high-mix, turnkey EMS services. 1 Accelerate our expansion into industrial, medical and other growth markets. Position ourselves to more effectively serve West Coast markets and customers. 2 3

Acquisition Strategy Strengthen CTS as a provider of high-mix EMS services. CTS' Strength In SMTEK's Strength In Brings An Expanded Set of Complementary Capabilities to Customers. PCBA design for manufacture and test Complex PCBA operations Flexible test capability Market-specific certifications Backplane and enclosure design High-mix box build operations Global sourcing Direct-to-end-customer logistics

Acquisition Strategy Accelerate expansion into new markets. Communications Industrial Other Computing East 24 2 2 65 Computing Communications Industrial & Security Other CTS Aero & Def Communications Indust & security Other Computing Medical Consumer East 9 14 38 5 3 24 7 Industrial & Security Other Computing Communications Aero & Defense Medical Consumer SMTEK Positions CTS well in multiple growth markets

Acquisition Strategy Develop strong presence in West coast market Significant market on West Coast. SMTEK brings strong West Coast operations. CTS has good market coverage on East Coast.

Interconnect Global Footprint Combined EMS Operations Full Supply-Chain Service Provider Blue Chip Customer Base EMS Estimated Combined Sales over $360M Combined EMS Operations

Combined EMS Markets Med Comm Ind & Sec Aero & Def Other Computing East 6 27 11 2 5 49 Computing Communications Medical Industrial and Security Aerospace and Defense Other Combined sales mix based on estimated 2004 sales.

Combined Capabilities Engineering Manufacturing Logistics Direct ship Backplane design PCA design Enclosure design DFM/DFT Box Build New Product Introduction Supply-Chain Management PC Assembly BOM development and control Global procurement Supplier development

Combined Locations CTS SMTEK Global Operations: Local NPI Global Completion

Benefits Improved competitive strength and sales growth Integrated global operation structured to provide local NPI and global delivery. Full supply-chain services from "design" through "direct ship". Enhanced geographic footprint in N.A., Asia, and Europe. Greater operational efficiencies and effectiveness Shared services. Increased supply-chain leverage and Asian sourcing. Expanded resource and capacity leverage. Other Public company savings. Lower cost of debt. Reduced customer concentration.

Shareholder Value Accretive $0.02 to $0.03 in first year Stronger top line sales growth Increased operational efficiencies Reduced market and customer concentration

Financial Summary

Sales 2002 2003 2004 New Products Driving Double-Digit Sales Growth Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Sales 116 106 117 108 132 122 138 129 16+% Year-Over-Year Quarterly Growth $ in Millions

Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 -5.7 -0.11 -0.07 0 0.02 0.02 0.06 0.05 0.11 0.07 0.13 0.11 Improving Financial Performance 2002 2003 * Excludes all restructuring and related one-time charges, asset impairments, and unusual gains. Revenue Growth, Product Mix Improvement and Cost Containment Driving EPS. 2004 ($0.06) ($0.08) ($0.41) $0.02 $0.02 $0.06 $ 0.17 $0.11 $0.07 $0.19 $0.11 EPS (GAAP) Adjusted EPS* Year-Over-Year Quarterly Growth

Cost Structure Management 2003 Mfg. Cost 0.791 SG&A/R&D 0.169 0 Operating Earnings 0.04 2007-2008 Target Mfg. Cost 0.77 SG&A/R&D 0.14 Operating Earnings 0.09 Mfg. Cost SG&A/R&D Op Earnings * Excluding Restructuring Charge ($4.6M) and Income Tax Credit of $7.9M Target Cost Structure 1.7%* 6.0% Net Earnings Expect Continued Operating Margin Growth Improved product mix in components and sensors. Improved gross margin through leveraging manufacturing facilities and operations efficiencies. Operating expenses increase at half the rate of revenue growth (5% vs. 10%). Lower depreciation expense offsets lower pension income. Reduced interest expense.

Balance Sheet Management 1999 2000 2001 2002 2003 2004F Adjusted Working Capital 0.049 0.138 0.134 0.028 0.02 0.03 Capital Expenditures Target Range 5% 3% Controllable Working Capital Within Target Range of 10% - 13% of Sales Capital Expenditures Within Target Range of 3% - 5% of Sales '97 '98 '99 '00 '01 '02 '03 '04F Adjusted Working Capital 0.162 0.17 0.2 0.173 0.14 0.121 0.112 0.121 Controllable Working Capital* Target Range 13% 10% * Controllable Working Capital Defined as Accounts Receivable + Inventories - Accounts Payable.

Balance Sheet Management Strong Cash Position Leverage Ratio Within Target Range of 20% - 30% Majority of Bank Revolving Facility ($75 Million) Available Low Fixed Coupon and Balanced Maturities Conv Sr. Sub Debt Conv Sub Debt Equity Bank Credit Adjusted Working Capital 0.15 0.06 0.78 0.01 Capital Structure Total Debt to Capitalization 2000 2001 2002 2003 2004 Fcst. Cash 20.6 13.3 9.2 25.3 73 Debt 174.8 139.2 86.2 50.6 14% 0.442 0.386 0.265 0.205 0.222 Year End 195.4 152.5 95.4 75.9 87.0 $ in Millions Total Debt Cash

1 2.8 0.6 1.3 3.1 0.6 0.8 2.9 1.32 ROA 0.04 0.052 0.029 0.04 0.028 0.076 0.125 0.055 0.091 = 2004 Projected = 2003 Actual Return on Assets by Segment CTS: 4% 12% ROA Line (Op Earnings) Note: ROA is based on Adjusted Operating Earnings excluding all restructuring and one-time charges, asset impairments, and unusual gains. Assets are based on average assets, excluding cash. ROA is based on annualized quarterly earnings. Comp & Sensors: 2% CTS: 6% Comp & Sensors: 5% EMS: 15% EMS: 9% Comp & Sensors: 11% EMS: 16% CTS: 12% = 2007-8 Target

Value Proposition Positioned in high-growth markets. Strong cash generation to fund growth. Leverageable capacity and operating structure allows EPS growth > sales growth. Strong balance sheet and conservative capital structure reduces risk. Positioned to Grow Profitably Growth Strategies are Working

APPENDIX

Revenue Mix By Major Markets Automotive Comm. Comp. Computer Comp. (and other) Interconnect/EMS East 0.15 0.45 0.12 0.28 2000 2003 Automotive Comm. Comp. Computer Comp. (and other) Interconnect/EMS East 0.26 0.13 0.16 0.45

Financial Summary Historically Strong Financial Performer * Data shown excludes all restructuring and related one-time charges, asset impairments, material asset gains, and customer reimbursement and income tax adjustment gains, except adjusted EBITDA which includes the customer reimbursement.

Other Financial Data* - Income Statement

Other Financial Data - Balance Sheet Metrics

Cost Structure Overhaul Other 28% Interest 10% Salary/Fringes 50% Depreciation 12% East 28 10 50 12 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Fixed Costs Reduced by $108M Per Year Other 23% Depreciation 20% Interest 7% Salary/Fringes 50% Breakeven Revenue Point Reduced to $452M Per Year Q1 Q2 Q2 2001 2002 $ in Millions 32% 43% Breakeven Revenue Fixed Costs 63 54 47 126 113 167 155 Current 36

New Products Driving Growth 2002 2003 2004 2005 2006 Q3 Q4 Q5 Actual 5.2 20.2 0 0 Forecast 38.7 77.9 118.9 Forecast Actual Belt Tension Sensors Integrated Accelerator Pedals Manifold Actuators Small Engine Throttle Position Sensors Turbocharger Sensors Frequency Modules ClearONE(tm) Terminators Pointing Stick Modules and Touchpads Expected to Contribute $120 Million in Additional Revenue by 2006 CTS Sales

Automotive Product Applications PPS Exhaust Gas Recirculation Actuators Seat Position Sensor Throttle Position Sensor & Electronic Throttle Control Pedal Assembly Pedal Position Sensor Belt Tension Sensor Fuel Sender

More than 300 million shipped since 1995 Throttle Position Sensors EGR Sensor World's leading supplier of automotive position sensors - Over 25 million sensors per year Reliability leader in the industry Global manufacturing footprint 20 related patents Key customers: - Borg Warner - Delphi - Magneti Marelli - Pierburg - Visteon Contacting Sensor Products Small Engine TPS Electronic Throttle Sensor

Throttle sensor (on engine) capability 20 related patents Proven semiconductor technology CTS designed and manufactured magnetic circuit Key customers: - Magneti Marelli - Pierburg More than 6 million shipped since 1995 Throttle Position Sensor Non-Contacting Sensor Products Non-Contacting EGR

Fuel Level Sensors Market Drivers & Opportunities Complete Fuel Sensor system management. Growth opportunities outside North America. Non-contacting and "floatless" Fuel Level Sensor. 2003 2004 2005 2006 2007 2008 7.5 8.6 12.5 14.3 16 17 CTS will become a complete Fuel Level Sensor System provider in 2004. Market expansion into China and Europe provides sales growth beginning 2H04. CTS will add two major customers in 2005. CTS has technology for next generation sensors utilizing either Hall-Effect, Piezoceramic, or Thermal Resistive fuel sensors. Strategy Target Sales

EMS Industry TIER 1 Large/Global > $1B. Optimized to Low Mix - High Volume. Leverage Scale/Purchasing Volume. TIER 2 Medium/ Regional/Global, $200M - $1B. Optimized to High Mix - Med. Volume. Leverage Flexibility. TIER 3/4 Small/Regional < $200M. Optimized to High Mix - Low Volume. Specialty Focus. Large OEMs. Low Mix; High Volume. Very Price Sensitive. Med. - Large OEMs. High Mix; Med. Volume. Price Important. Small - Med. OEMs. Generally Local/Regional. High Mix; Low - Med. Volume. Price Important. EMS Companies Customer Characteristics/Needs

EMS Industry TIER 1 Large/Global > $1B. Optimized to Low Mix - High Volume. Leverage Scale/ Purchasing Volume. TIER 2 Medium/ Regional/Global $200M - $1B. Optimized to High Mix - Med. Volume. Leverage Flexibility TIER 3/4 Small/Regional < $200M. Optimized to High Mix - Low Volume. Specialty Focus. Large OEMs Low Mix; High Volume Very Price Sensitive Med. - Large OEMs. High Mix; Med. Volume. Price Important. Small - Med. OEMs Generally Local / Regional High Mix; Low - Med. Volume Price Important CUSTOMER Characteristics/Needs CTS FOCUS Only Few Players with Global Service EMS Companies Not Optimized For These Customers Too Small / Local For These Customers

Communications - Infrastructure CTS Major Applications Product Development Backplane Design and Assembly PCB Assembly Full System Integration and Test Power, Cable and Fan Assembly Global Logistics, Direct Ship and Repair & Warranty Telecommunications Optical Switch Wireless BTS Internet Access Platform

Frequency Control Products & Applications Wireless Base Station GSM, GPRS, CDMA, WCDMA Telecom Public Network Switching, Routing, Access Metro-Optics & WAN Equipment Double Oven OCXO Timing Reference for CDMA/WCDMA Low Noise OCXO E911 Location Module Timing VCXO Low Noise, High Frequency Base Station and Telecom Network Timing Circuits High Performance Ceramic Filter Base Station Radio Low Cost OCXO GSM Base Station & Telecom Network Timing VCO/PLL Module Base Station Radio Frequency Synthesizer Timing Module Provides Complete Timing Function for Wireless & Telecom Network Equipment Frequency Translators & Jitter Attenuator Modules Provides Timing Information for Telecom Networking

Leaded Leadless Ball Grid Array 50 related patents Thick film technology Molded ceramic reliability Key customers: - Alcatel - Cisco - Hewlett-Packard - Lucent - Teradyne Billions shipped in 30 years of production Resistor Networks Products

Major CTS Competitors PRODUCTS Automotive Sensors Frequency Products - Infrastructure Frequency Products - Mobile Ceramic Duplexer Filters Resistor Networks Electronics Manufacturing Services COMPETITION AEC, Alps, BEI, Bosch, Hella, Panasonic C-MAC, Oak, Raltron, SaRonix, Vectron KDS, KSS, Kyocera, NDK, Toyocom Murata, TDK, UBE BI Tech, Bourns, Vishay Benchmark, C-MAC, Sanmina, Teradyne

Appendix 1 to Exhibit 99.1

CTS Corporation
Reconciliation of Gross Margin Percentage to Adjusted Gross Margin Percentage

	2002
	Q3	Q2	Q1
Gross margin percentage	21.5%	17.9%	20.2%
Charges (credits) to reported gross margin percentage:
Restructuring-related, one-time charges	0.1%	0.3%	0.7%
Customer reimbursement	0.0%	0.0%	-2.8%

Total adjustments to reported gross margin percentage	0.1%	0.3%	-2.1%

Adjusted gross margin percentage	21.6%	18.3%	18.1%

CTS Corporation
Reconciliation of Operating Earnings (Loss) to Adjusted Operating Earnings (Loss)
($ in millions)

	2004 YTD	2003 YTD	2004		2003	2002			2001				Full Year
	Q3	Q3	Q3	Q2	Q3	Q3	Q2	Q1	Q4	Q3	Q2	Q1	2003	2002	2001	1999
Operating earnings (loss)	$21.4	$6.4	$5.9	$10.6	$(0.7)	$(16.5)	$(1.5)	$0.2	$(33.7)	$(0.9)	$(19.7)	$5.8	$13.8	$(14.8)	$(48.5)	$82.8
Charges (credits) to reported operating earnings (loss):
Restructuring and asset impairment charges		4.6			4.6	18.3			26.0		14.0		4.6	18.3	40.0
Restructuring-related, one-time charges						0.1	0.4	0.8	2.4	0.8	5.4	2.1		1.3	10.7
Customer reimbursement								(3.1)						(3.1)
Amortization of Intangible Assets Gain on sale of assets	(3.3)		(0.3)	(3.1)
Acquired in-process research and development																12.9

Total adjustments to reported operating earnings (loss)	(3.3)	4.6	(0.3)	(3.1)	4.6	18.4	0.4	(2.3)	28.4	0.8	19.4	2.1	4.6	16.5	50.7	12.9

Adjusted operating earnings (loss)	$18.1	$11.0	$5.6	$7.6	$3.9	$1.9	$(1.1)	$(2.1)	$(5.3)	$(0.1)	$(0.3)	$7.9	$18.4	$1.7	$2.2	$95.7

Adjusted operating earnings (loss) as a % of sales	4.6%	3.3%	4.3%	5.5%	3.6%	1.8%	-0.9%	-1.9%	-4.2%	-0.1%	-0.2%	4.5%	4.0%	0.4%	0.4%	14.1%

CTS Corporation
Reconciliation of Net Earnings (Loss) to Adjusted Net Earnings (Loss)
($ in millions)

	2004 YTD	2004			2003	2002			2001				Full Year
	Q3	Q3	Q2	Q1	Q3	Q3	Q2	Q1	Q4	Q3	Q2	Q1	2003	2002	2001
Net earnings (loss)	$13.3	$3.9	$6.9	$2.5	$6.1	$(13.8)	$(2.7)	$(1.9)	$(27.0)	$(2.9)	$(17.2)	$1.7	$12.6	$(17.9)	$(45.4)
Charges (credits) to reported net earnings (loss):
Restructuring and asset impairment charges					(4.6)	18.3			26.0		14.0		4.6	44.3	40.0
Restructuring-related, one-time charges						0.1	0.4	0.8	2.4	0.8	5.4	2.1		1.2	10.7
Customer reimbursement								(3.1)						(3.1)
Gain on sale of assets	(3.3)
Gain on sale of excess land in Canada		(0.3)	(3.0)	(0.1)
Acquired in-process research and development

Total adjustments to reported net earnings (loss)	(3.3)	(0.3)	(3.0)	(0.1)	(4.6)	18.4	0.4	(2.3)	28.4	0.8	19.4	2.1	4.6	42.4	50.7
Total adjustments, tax affected	(2.5)	(0.2)	(2.3)	(0.0)	(3.5)	13.8	0.3	(1.7)	21.3	0.6	14.6	1.6	3.4	31.8	38.1
Reversal of tax reserve					(1.0)								(7.9)

Adjusted net earnings (loss)	$10.8	$3.7	$4.6	$2.5	$1.6	$0.0	$(2.4)	$(3.6)	$(5.7)	$(2.3)	$(2.6)	$3.3	$8.1	$(5.5)	$(7.3)

Adjusted net earnings as a percentage of total sales.													1.7%

CTS Corporation
Reconciliation of Earnings Per Share to Adjusted Earnings Per Share

	2004 YTD	2004		2003		2002				Full Year
	Q3	Q3	Q2	Q3	Q4	Q3	Q2	Q1	2003	2002	2001
Earnings per share	$0.37	$0.11	$0.19	$0.17	$0.01	$(0.41)	$(0.08)	$(0.06)	$0.36	$(0.54)	$(1.61)
Tax affected charges (credits) to reported earnings per share:
Restructuring and asset impairment charges
Restructuring-related, one-time charges				0.10	0.01	0.41			0.10	0.42	1.07
Customer reimbursement							0.01	0.02		0.03	0.28
Acquired in-process research and development								(0.07)		(0.07)
Gain on sale of assets	(0.07)	(0.00)	(0.07)
Gain on sale of excess land in Canada	—

Total tax affected adjustments to reported earnings per share	(0.07)	(0.00)	(0.07)	0.10	0.01	0.41	0.01	(0.05)	0.10	0.38	1.35
Reduction of tax reserve earnings per share adjustment				(0.22)					(0.23)

Adjusted earnings per share	$0.30	$0.11	$0.13	$0.05	$0.02		$(0.07)	$(0.11)	$0.23	$(0.16)	$(0.26)

CTS Corporation
ADJUSTED EBITDA
($ in millions)

	Q3	Full Year
	2004 YTD	2003	2002	2001	2000
Net earnings (loss)	$13.3	$12.6	$(17.9)	$(45.4)	$83.8
Depreciation and amortization expense	19.6	33.6	43.4	51.7	44.3
Interest expense	4.2	7.6	10.2	12.8	13.1
Tax expense (benefit)	4.0	(6.3)	(5.9)	(15.1)	32.4

EBITDA	$41.3	$47.5	$29.8	$4.0	$173.6

Charges (credits) to reported EBITDA:			18.3	40.0
Restructuring and asset impairment charges			1.3	10.7
Restructuring-related, one-time charges		4.6
Gain on sale of assets	(3.3)
Acquired in-process research and development

Total adjustments to reported EBITDA	(3.3)	4.6	19.6	50.7	—

Adjusted EBITDA	$38.0	$2.1	$49.4	$54.7	$173.6

CTS Corporation
ADJUSTED EBITDA
($ in millions)

	2004			2003				2002
	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Net earnings (loss)	$3.9	$6.9	$2.5	$3.9	$6.1	$2.0	$0.6	$0.5	$(13.8)	$(2.7)	$(1.9)
Depreciation and amortization expense	5.7	6.7	7.3	8.1	8.2	8.5	8.8	10.0	10.6	11.6	11.2
Interest expense	1.1	1.6	1.5	1.7	2.1	1.9	1.9	2.5	2.2	2.9	2.6
Tax expense (benefit)	1.2	2.0	0.9	1.3	(8.5)	0.7	0.2	0.2	(4.6)	(0.9)	(0.6)

EBITDA	$11.9	$17.2	$12.2	$15.0	$7.9	$13.1	$11.5	$13.2	$(5.6)	$10.9	$11.3

Charges (credits) to reported EBITDA:
Restructuring and asset impairment charges					4.6				18.3
Restructuring-related, one-time charges									0.1	0.4	0.8
Gain on sale of excess land in Canada	(0.3)	(3.0)

Total adjustments to reported EBITDA	(0.3)	(3.0)			4.6				18.4	0.4	0.8

Adjusted EBITDA	$11.6	$14.2	$12.2	$15.0	$12.5	$13.1	$11.5	$13.2	$12.8	$11.3	$12.1

Adjusted EBITDA % of Sales	9.0%	10.3%	10.0%	11.4%	11.5%	11.2%	10.9%	11.3%	11.5%	9.6%	10.7%

CTS Corporation
Free Cash Flow
($ in millions)

	2004 YTD	2004			2003				2002				Full Year
	Q3	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	2003	2002	2001	2000
Cash flows provided from (used by) operations	$9.6	$4.9	$11.5	$(6.8)	$9.6	$8.6	$(1.3)	$8.2	$5.3	$14.4	$2.0	$0.7	$25.1	$22.4	$65.8	$110.8
Cash flows provided from (used by) investing activities	9.2	$(3.6)	2.9	9.9	(2.8)	(1.6)	(2.3)	1.6	(0.9)	(2.9)	(1.7)	(4.5)	(5.1)	(10.0)	(66.9)	(126.3)

Free cash flow	$18.8	$1.3	$14.4	$3.1	$6.8	$7.0	$(3.6)	$9.8	$4.4	$11.5	$0.3	$(3.8)	$20.0	$12.4	$(1.1)	$(15.5)

CTS Corporation
Definition of Financial Terms — “Total Debt to Capitalization”
($ in millions)

	2004	2004	2004	2003				2002				December 31,
	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	2000
Notes payable											$1.4	$7.4
Current portion of long-term debt							18.2	28.4			12.5	10.0
Long-term debt	87.0	85.0	81.2	75.9	81.0	85.3	67.0	67.0	103.5	120.0	106.2	178.0

Total debt	87.0	85.0	81.2	75.9	81.0	85.3	85.2	95.4	103.5	120.0	120.1	195.4
Total shareholders’ equity	303.6	302.7	296.4	294.2	285.6	268.7	264.3	265.0	263.5	276.0	271.0	246.4

Total capitalization	$390.6	$387.7	$377.6	$370.1	$366.6	$354.0	$349.5	$360.4	$367.0	$396.0	$391.1	$441.8

Total debt to capitalization	22.3%	21.9%	21.5%	20.5%	22.1%	24.1%	24.4%	26.5%	28.2%	30.3%	30.7%	44.2%

CTS Corporation
Definition of Financial Terms — “Adjusted Working Capital as a Percentage of Annualized Sales”
($ in millions)

	2004	2004	2004	2003				2002				Q4
	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	2001
Current assets	$209.8	$212.0	$190.8	$164.7	$164.4	$153.8	$145.8	$152.3	$174.8	$189.2	$187.4	$200.7
Current liabilities	103.4	107.9	110.8	95.7	93.0	102.5	120.9	134.5	100.7	104.3	127.0	153.9

Working capital	106.4	104.1	80.0	69.0	71.4	51.3	24.9	17.8	74.1	84.9	60.4	46.8

Adjustments to working capital:
Cash	(47.9)	(48.2)	(32.9)	(25.3)	(19.6)	(6.7)	(7.7)	(9.2)	(11.6)	(15.0)	(7.6)	(13.2)
Notes payable											1.4
Current portion of long-term debt							18.2	28.4			12.5	27.5

Total adjustments to working capital	(47.9)	(48.2)	(32.9)	(25.3)	(19.6)	(6.7)	10.5	19.2	(11.6)	(15.0)	6.3	14.3

Adjusted working capital	$58.5	$55.9	$47.1	$43.7	$51.8	$44.6	$35.4	$37.0	$62.5	$69.9	$66.7	$61.1

Quarterly sales	129.1	137.6	122.1	$132.0	$108.5	$116.7	$105.8	$116.5	$111.0	$117.7	$112.6	$125.8
Multiplied by 4	4	4	4	4	4	4	4	4	4	4	4	4

Annualized sales	$516.4	$550.4	$488.4	$528.0	$434.0	$466.8	$423.2	$466.0	$444.0	$470.8	$450.4	$503.2

Adjusted working capital as a percentage of annualized sales	11.3%	10.2%	9.6%	8.3%	11.9%	9.6%	8.4%	7.9%	14.1%	14.8%	14.8%	12.1%

*	Represents only sales from continuing operations

CTS Corporation
Definition of Financial Terms -
Return on Assets by Segment
($ in millions)

		Components	Consolidated
	EMS	& Sensors	CTS
For the year ending December 31, 2003:
Net sales to external customers	$210.1	$252.9	$463.0
Consolidated operating earnings			13.8
Plus: restructuring and impairment charges			4.6

Segment operating earnings	$11.0	$7.4	$18.4

Operating earnings as a percentage of sales	5.2%	2.9%	4.0%
Total assets at December 31, 2003	$83.5	$398.8	$482.3
Cash at December 31, 2003	4.3	21.1	25.3

Total assets excluding cash at December 31, 2003	79.2	377.7	456.9

Total assets at December 31, 2002	70.4	419.6	490.0
Cash at December 31, 2002	4.1	5.1	9.2

Total assets excluding cash at December 31, 2002	$66.3	$414.5	$480.8

Average assets excluding cash	$72.8	$396.1	$468.9

Asset turns	2.9	0.6	1.0

Return on Assets by Segment	15%	2%	4%